                                                                  EXHIBIT 10.1


Confidential treatment with respect to certain information in this Exhibit has been requested of the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                                                                   Exhibit 10.1



                      DEVELOPMENT AGREEMENT NO. 35-003-96
                                 CALL HANDLING

         This Development Agreement is entered into on the 1ST day of JULY, 1996 by and between U S WEST Business Resources, Inc. as agent for U S WEST Advanced Technologies, Inc., a Colorado corporation ("USW-Technologies"), U S WEST Communications, Inc., a Colorado corporation ("USW-Communications"), (hereinafter USW-Technologies, USW-Communications and their Affiliates will be collectively referred to as "Licensee"), and Carnegie Group, Inc., a Delaware corporation with a principal place of business at Five PPG Place, Pittsburgh, PA 15222 ("CGI").

                              ARTICLE 1 - RECITALS

         1.1 Licensee and CGI entered into a General License Agreement (the "GLA") on December 17, 1992 in which the parties committed to enter into a series of Artificial Intelligence ("AI") technology research, experimentation and development agreements ("Development Agreements") over a period beginning on the Effective Date, as defined in the GLA, and ending on the fourth anniversary of the Effective Date.

         1.2 Licenses and CGI now desire to enter into this Development Agreement pursuant to which the parties, as contemplated by the GLA, will commit to a project of specific research, experimentation and development as stated herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth in this Development Agreement, Licensee and CGI agree as follows:

                            ARTICLE 2 - DEFINITIONS

         2.1 Defined terms used in this Development Agreement shall have the meanings set forth in Article 2 of the GLA, unless different meanings are specifically set forth in this Development Agreement.

         2.2 "Project" means the specific research, experimentation and development which CGI will perform for Licensee under this Development Agreement.

     2.3 "Project Description" means a detailed written description of the Project, including but not limited to:

             (a)   any Deliverable Performance Specifications; and

             (b)   a listing which identifies and describes, as to the Project:

                  (i) any Deliverables intended to be created in the course of the Project; and

                  (ii) any Licensee Specific Technology intended to be created in the course of the Project; and

                  (iii) any Licensee Proprietary Information or Licensee Confidential Information to be made available to CGI in the course of the Project; and

                  (iv) any Generic Research Technology intended to be created in the course of the Project.

     2.4 "Projected Cost" means that projected cost referred to in Article 9 of the GLA and set forth in Article 5 hereof.

     2.5 "Projected Date" means the projected date for completion of the Project agreed upon by the parties and set forth in Article 6 hereof, including any Agreed Completion Date.

                         ARTICLE 3 - EFFECT OF THE GLA

     This Development Agreement is subject in all respects to the terms and conditions of the GLA. Ownership of Generic Research Technology developed hereunder is vested in US WEST, in accordance with Article 3.3 of the GLA and the payment of ALLIANCE rates by Licensee to CGI as provided in Exhibit 2, attached hereto.

                        ARTICLE 4 - PROJECT DESCRIPTION

     4.1 The Project Description is set forth in Exhibit 1 attached hereto.

     4.2 CGI shall use its best efforts to complete the Project in accordance with the Project Description. Except for the warranties set forth in Article 8 of the GLA regarding any Deliverable Performance Specifications set forth in

Exhibit 1 of this Development Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will perform in accordance with the Project Description or any other criteria.

                      ARTICLE 5 - PROJECTED COST; PAYMENT

         5.1 CGI's Projected Cost for the Project is $[            ]. An
itemized account of the Projected Cost including person-year rates applied as Alliance, Technology and/or Co-Development Rates as defined in the GLA is set forth in Exhibit 2 attached hereto. Modifications to the Projected Cost (and any payments under Section 5.2) shall be governed by Sections 9.4 and 14.7 of the GLA.

         5.2 Licensee shall pay to CGI, in consideration for CGI's performance of its obligations under this Development Agreement, the sum of $ * in accordance with the payment schedule set forth in Article 5 of the GLA.

"*" REPRESENTS TIME AND MATERIAL COSTS IN ACCORDANCE WITH EXHIBIT 2 OF THIS DEVELOPMENT AGREEMENT

                           ARTICLE 6 - PROJECTED DATE

         6.1 The Projected Date for completion of the Project is DECEMBER 31, 1996. A time schedule listing projected dates for completion of interim stages of the Project is set forth in Exhibit 3 attached hereto.

         6.2 CGI shall use its best efforts to complete the Project by the Projected Date. Except for the obligations set forth in Article 9 of the GLA regarding any Agreed Completion Date set forth in Exhibit 3 of this Development Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will be completed on any date certain, including the Projected Date.

                 ARTICLE 7 - TERMS OF DELIVERY AND RISK OF LOSS

         7.1 CGI will deliver, at its expense, to Licensee any Deliverables and Licensee Specific Technology in accordance with the Exhibits hereto.

         7.2 CGI will bear the risk of loss or destruction of such Deliverables and Licensee Specific Technology until the delivery of such items to Licensee at the location designated by Licensee. For the purposes hereof, "delivery" shall mean physical delivery to a facility and shall not include installation.

                            ARTICLE 8 - INSTALLATION

         8.1 CGI will provide, at Licensee's request and expense, technical assistance to Licensee sufficient for the proper installation of Deliverables and Licensee Specific Technology in Licensee facilities. Such assistance may include, if deemed necessary by Licensee, the presence of one or more CGI employees at Licensee facilities to assist in such installation. Licensee will pay, in accordance with the GLA, travel, room and board expense incurred by such employees of CGI.

         8.2 Licensee will bear the risk of loss or destruction of the Deliverables, Licensee Specific Technology or any other items delivered to Licensee facilities during and after installation.

                        ARTICLE 9 - OPERATIONAL TRAINING

         CGI will provide, in accordance with Article 6 of the GLA, adequate training to no more than 0 Licensee employees regarding the proper operation and use of Deliverables, Licensee Specific Technology and Generic Research Technology created in the course of the Project.

                            ARTICLE 10 - MAINTENANCE

         CGI will perform maintenance and repair services on Deliverables, Licensee Specific Technology and Generic Research Technology in accordance with the GLA.

                   ARTICLE 11 - MODIFICATIONS AND AMENDMENTS

         Any modifications to the Project or to this Development Agreement, including but not limited to modifications to the Project Description, the Projected Costs, or the Projected Date, to which the parties agree after the date of execution of the Development Agreement, will be evidenced by a written supplement to this Development Agreement executed by both parties.

                            ARTICLE 12 - INTEGRATION

         This Development Agreement, the Exhibits attached hereto and the terms of the GLA set forth the entire and exclusive agreement and understanding of the parties relating to the subject matter contained herein, and supersede all prior and contemporary discussions. Neither party will be bound by any definition, condition, warranty or representation except as expressly set forth in this Development Agreement or the GLA or as subsequently set forth in writing signed by authorized representatives of each party.

         IN WITNESS WHEREOF, Licensee and CGI have executed this Development Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                        LICENSEE

By: /s/ Dennis Yablonsky                    By: /s/ Dennis R. Dempsey
   ---------------------                        ---------------------

Title: President/CEO                        Title: VP/IAP
       -----------------                        ----------------------

Date: 9/5/96                                 Date: 9/3/96
     -------------------                        ----------------------


                                            U S WEST Business Resources, Inc.
                                            Acting as Agent for:   LICENSEE

                                            By:
                                               ------------------------------

                                            Title:
                                                  ---------------------------

                                            Date:
                                                 ----------------------------

                                   EXHIBIT 1

                              PROJECT DESCRIPTION

                                  INTRODUCTION

This agreement covers efforts to be performed by CGI from July 1, 1996 through December 31, 1996 for U S WEST in support of the Call Handling / Front End Screen & Route (FES&R) project. The overall Call Handling project is being undertaken by U S WEST to deliver several system deployments: Phase I in February 1996 (which has been delivered), the Summer Maintenance Release in July 1996, the Load Balance Release in October 1996, and the Voice Over Data (Screen Pop) Pilot in 1996. The deliverables covered by this agreement are in support of the Summer Maintenance Release, the Load Balance Release and the Voice Over Data Pilot, however because of the time period covered, most of the deliverables are in support of the Load Balance and Voice Over Data Releases.

                         CGI ROLES AND RESPONSIBILITIES

Based on the defined scope and deliverables, and the architecture design and detailed design work that has been accomplished through June of 1996 by CGI and U S WEST (reference U S WEST/CGI Development Agreements 35-002-95, 35-002-96, 35-001-96 and Change Order 35-001-96-A), the following roles and responsibilities can be defined for the Call Handling / FES&R project:

           o CGI will be responsible for Project Management and the functional specification, detail design, development, test (unit test and component integration test), documentation, and delivery of the following:

                  LOAD BALANCE

                  o LOAD BALANCE I: The Load Balance I release will provide equitable routing for queued and non-queued Call Handing situations for resource groups. It will balance the queues to equal and different teams and performing ratio routing. It also provides for a direct data feed from the 5ESS to capture additional parameters required for equitable resource routing. For a subset of the toolset screens, a sharper GUI that is more efficient with a quick and easy update capability will also be provided. The GUI will also provide field level validation, consistency checking, and rule validation.

                  o LOAD BALANCE II: The Load Balance II release will provide for a direct data feed from the DMS 100 to capture additional parameters required for equitable resource routing. Provide possible enhancements to Load Balance I release.

                  VOICE OVER DATA

                  o Voice Over Data is a client project to pilot multiple new features for the Call Handling system. CGI is responsible for the functional specification and project plan for Voice Over Data pilot.

                      o CGI will be responsible for the Functional Specification and Project Plan for the Voice Over Data Prototype

                      o CGI will be responsible for contacting Lucent and Northern Telecom to obtain the required information

                  o   The purpose of Voice Over Data Pilot is to:

                      o Demonstrate the viability of adding Voice Over Data to the Call Handling application for existing infrastructure of Automatic Call Distributors. i.e., Group Based Routing (GBR)

                      o Demonstrate the feasibility of adding Individual Skills Based Routing (ISBR) with Voice Over Data Prototype to the Call Handling application.

                      o Simulate dynamic load balancing using the ISBR capability for various call load conditions and Channel Functional Need distributions to a geographically distributed multi-functional resource base.

                      o Demonstrate the capability to add Single Point Of Contact (SPOC) routing. With SPOC an individual is designated at the preferred contact for a customer. Calls from the customer will be routed to the specified individual.

                      o Demonstrate the viability of user work location portability. User work location portability allows a user to work from any location with an IWS workstation served off ISDN and a business line telephone.

                      o    Estimate at [   ] accuracy level, the cost for
                           deployment of these capabilities by per [        ]
                           costs with [         ] considerations and for full
                           deployment across the [          ]. It is not
                           anticipated that the ISBR will be utilized beyond
                           the [   ] individuals level for any given channel or
                           function.

                  ROUTING ENGINE

                  o Specific Routing Engine modules that CGI is responsible for include:

                       o FES&R INTERFACE SERVER MODULE - this module handles FES&R Server call routing requests from the VRU Interface Client Module.

                       o CALL CONTROL MANAGER (ROUTING ENGINE) - this module handles an individual call, from the receipt of the new call request until a routing message is returned for the call. Enhanced routing capabilities will
                           [                ], [               ], [
                                    ] and [         ] requests.

                       o ACD DATA FEED MANAGER - this module receives periodic ACD queue status data feeds from the MIS nodes.

                       o    MARKET PROFILE LOADER - this module accepts the
                            extract file from the [       ] Database, parses
                            the [            ] associated with each [
                                  ] into the appropriate [        ], applies
                            the [            ] to [      ] and [     ] the
                            [            ] to a [            ] [      ] and a
                            particular [                    ] for [     ], and
                            loads the [     ] table which associates each
                            [                 ] with the appropriate [
                                          ] functional group for every possible
                            [  ] [    ] per application. This module may also
                            load the [            ] data associated with each
                            [              ] into the FES&R database if
                            required for reporting.

                       o   * ACCOUNT ACTIVITY LOADER (AA): [               ],
                           identified by a [               ] number, at times
                           have activities associated with them. These
                           activities include [                           ],
                           and [               ]. The [     ] Engine will
                           access and utilize [     ] activity in determining a
                           [   ] for a call.

                       o   * [        ] CONDITIONS LOADER (PC): [        ]
                           conditions are associated with individual [      ]
                           [      ]. These originate when a customer initiates
                           multiple transactions (calls) of the same type in a given time period. The routing engine will use business rules that will indicate the routing for a
                           call when a [        ] condition for a customer
                           exists.

                           "*" THESE ROLES AND RESPONSIBILITIES WILL BE
                           ADDRESSED IF TIME PERMITS IN ACCORDANCE WITH THE PROJECT SCHEDULE AND IF ALL REQUIRED RESOURCES ARE AVAILABLE. ALTHOUGH IT IS ASSUMED THE LOAD BALANCE AND VOICE OVER DATA DELIVERABLES ARE THE PRIMARY RESPONSIBILITY, IF TIME AND RESOURCES ARE AVAILABLE DURING THE CONTRACT PERIOD, THESE AREAS WILL BE PRIORITIZED BY U S WEST AND CGI EFFORTS WILL BE DIRECTED TOWARD THEM.

            o CGI will be responsible for the detailed design, development, test (unit test and component integration test), documentation, and delivery of the Verification / Validation Utilities. The five specific utilities that CGI will be responsible for include:

                  o  * RULE VALIDATION - this utility will validate both the
                       [                ] rules and the [            ] rules to
                       test for validity, prioritization, exclusiveness, and execution hit rate. The valid range, relational operators, and combinations of all attributes found in
                       if-condition [      ] will be checked.

                  o   * [                      ] ([ ]) ANALYSIS - this utility
                      will provide a summary picture to the [      ] that
                      combines data from several database tables into one report that lists the [ ] used and their selection criteria. This will provide the end user with a
                      [            ] from result to [   ].

                  o * ACD GROUP VALIDATION - this utility will perform an analysis of ACD Group-related data; and provide checks for ACD Group definition completeness and provide reports on ACD Group utilization. This utility will also validate routing alternative lists in several ways.

                  o * DATA COMPLETENESS CHECKS - this utility will be built to run as a part of the installation or maintenance of the database. The scripts will run completeness checks for such items as required minimal data in reference tables and required minimal data in end-user populated tables. More complicated completeness checks could include: verification that each routing [ ] has a routing alternative list defined for each reference location, verification that each non-remote ACD group have a primary and alternate resource selection rule, verification that each channel functional need assignment map to a valid (effective) [ ], and verification that each call reason map to a valid default [ ].

                  o * INFORMATION REQUEST (PING-PONG) VALIDATION - this utility will ensure that there is no possibility of looping back with the same voice script being played multiple times to the calling customer. This utility will also monitor the call logs for ping-pong requests and provide a report to the end-users.

                      "*" THESE ROLES AND RESPONSIBILITIES WILL BE ADDRESSED IF TIME PERMITS IN ACCORDANCE WITH THE PROJECT SCHEDULE AND IF ALL REQUIRED RESOURCES ARE AVAILABLE. ALTHOUGH IT IS ASSUMED THE LOAD BALANCE AND VOICE OVER DATA DELIVERABLES ARE THE

                      PRIMARY RESPONSIBILITY, IF TIME AND RESOURCES ARE AVAILABLE DURING THE CONTRACT PERIOD, THESE AREAS WILL BE PRIORITIZED BY U S WEST AND CGI EFFORTS WILL BE DIRECTED TOWARD THEM.

           o CGI will be responsible for transferring the technology for the Routing Engine and the Verification/Validation Utilities over to US WEST.

           o CGI will be responsible for the engineering management of the CGI resources and delivery management of the CGI Deliverables.

           o CGI will be responsible for status reporting to U S WEST and participating in status meetings.

           o CGI will be responsible for system support (problem tracking and resolution) during the integration testing, the system testing, the production and user acceptance testing, and the deployment tasks.

                      U S WEST ROLES AND RESPONSIBILITIES(1)

           o U S WEST will be responsible either directly or indirectly if required (from outside vendors) for the design, development, testing, integration, documentation and deployment of all other modules, including but not limited to:

              o     AT&T ACD/MIS Feed

              o     VRU Hardware Upgrades

              o     Data Models - Logical and Physical

              o     Data Extract Programs for:

                        o    [            ]

                        o    [       ]

                        o    Promotions

                        o    [  ]

                        o    Repair

              o     Data Batch Load Programs/Conversion Programs for:

                        o    [       ]

                        o    Promotions

                        o    [  ]

                        o    Repair
              o     Setup and population of the databases including:

                        o    the system test database

--------
(1) Some of the tasks involved in delivering the U S WEST Responsibilities may be assigned to CGI in other Development Agreements, but are listed here to clearly indicate that they are not in the scope of this Agreement.

                        o    the production test database

                        o    the production database

           o U S WEST will be responsible for ordering, installing, and making available the Development Environment (including HP and Sequent File Servers), the Test Environments ( unit, integration, system, and production test environments), and the Production Environment in a timely manner.

           o   U S WEST will assume overall project management responsibility.

           o U S WEST will be responsible for the Deployment Strategy and Deployment Plan.

           o   U S WEST will be responsible for the Operational Impact Analysis.

           o U S WEST will be responsible for defining the Change Control Methodology.

           o U S WEST will be responsible for defining the Call Flow Definitions and the Current/New Process Definitions.

           o U S WEST will be responsible for porting the existing VRU Applications to the new platforms.

           o   U S WEST will be responsible for developing the Communications
               Plan.

           o   U S WEST will be responsible for developing the Technical Trial
               Plan.

           o U S WEST will be responsible for scope and expectation setting with the Clients.

           o U S WEST will provide Subject Matter Experts (SMEs) for the CGI design and development efforts, including expertise on tuning and programming on the Sequent Platform, as well as Call Routing Expertise.

           o U S WEST will be responsible for the move of the Development Code to the Test and Production Hosts.

           o U S WEST will be responsible for the management and implementation of the System and Production Testing Processes.

           o U S WEST will be responsible for the management and implementation of the Training Program for Call Handling, including both end-user and SYAD training.

           o U S WEST will be responsible for establishing the development, test, and demonstration environment(s), including a VRU, a Lucent ACD, a Northern Telecom ACD, a FES&R Server, a Voice Over Data Prototype Server, an IWS Server, and several CCE terminals and phone sets.

           o U S WEST will facilitate Carnegie Group's access to technical experts from Lucent and Northern Telecom.

           o U S WEST will facilitate Carnegie Group's access to the internal IWS group, for integration of the Voice Over Data Pilot with the IWS Server or reasonable facsimile.

           o U S WEST will provide realistic test data and test cases for demonstrating the Voice Over Data Pilot.

           o U S WEST will arrange and coordinate the necessary demonstration sessions within U S WEST.

           o   U S WEST will facilitate CGI Access to legacy system experts.

                    JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES

           o U S WEST will provide engineering resources per the project plan. CGI will manage the assigned resources.

           o CGI will share the responsibility of managing the Clients expectations in all meetings by presenting perceived changes in direction or scope to the Call Handling Project Manager.

           o CGI will share the responsibility of establishing Acceptance Criteria and Acceptance Test Plans for the Routing Engine and the overall system.

           o CGI will share the responsibility for developing the System and Production Test Plans.

           o CGI will share the responsibility for producing the System Administration Procedures and Documentation, specifically for the Routing Engine.

           o CGI will share the responsibility of installing all hardware and software for the Routing Engine in all Environments.

           o CGI will share the responsibility of training the "trainers" on the System Administration Functions for the Routing Engine.

           o CGI will share the responsibility of performance modeling and tuning of the Routing Engine.

           o CGI will share the responsibility of managing the Clients expectations in all meetings by presenting perceived changes in direction or scope to the Call Handling Project Manager.

           o CGI will share the responsibility for developing the prototype test and demonstration plan.

           o CGI will share the responsibility for detailed design, code, test and demonstration of Voice Over Data Pilot.

           o CGI will share the responsibility for the design, development, testing, integration, documentation and deployment of additional modules, including but not limited to:

                   o    AT&T VRU Interface

                   o    AT&T ACD Upgrades-TN to ACD Set

                   o    VRU Scripting

           o CGI will share the responsibility of setup and population of the databases including:

                   o    the development database

                   o    the unit test database

                   o    the integration test database

           o CGI will share the responsibility for maintenance and support of the Routing Engine and the Verification / Validation Utilities.

                                   EXHIBIT 2

                                 PROJECTED COST

The total cost of the work to be performed will be $[       ] based on
estimated time and materials. No travel is anticipated. Should travel become a necessity for the project, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

It is planned that U S WEST will provide the majority of the platforms and software for the project work environment and CGI will work at the U S WEST site. Because this reflects a cost savings benefit to CGI, a []% Computer & Facilities discount is included in the project costs. Work requiring platforms and software outside of this environment will be requested by U S WEST. It is planned that U S WEST will provide availability to the nonstandard items to CGI for the duration of the project should any be required.

U S WEST may, at its discretion, close the project or the involvement of CGI resources by providing a written notice to the CGI Program Manager. If such an eventuality occurs, the respective resources will be given a ramp down period of [ ] weeks to find other work. Upon completion of the [ ] week ramp down period, US WEST will be obligated to CGI for the time and materials expended
up to and including the [   ] week ramp down.

Estimated costs for the project are provided below. Note that the Alliance, Volume, and Facilities discounts are subtracted from the standard time and material costs. The Volume discount for this Agreement considers the project as a whole and applies the costs from previously signed Development Agreement(s) with this Agreement when calculating Volume discount.

Total Time and Materials Costs                     $[          ]
      Less []% Alliance Discount                   -[          ]
      Less []% Volume Discount                     -[          ]
      Less []% Computer Facilities Discount        -[          ]
      Total Contract Engineering                   $[          ]

Additionally, we are providing the estimated hours by category:

CATEGORY                               EST. 96 HOURS
Director                                        [  ]
Manager                                         [  ]
Sr. Engineer 2                                  [  ]
Sr. Engineer 1                                  [  ]
Engineer                                        [  ]
Associate Engineer                              [  ]
-----------------------------------------------------
CGI Total Hours                                 [  ]

                                   EXHIBIT 3

                         SCHEDULE AND STATEMENT OF WORK

The following table summarizes the CGI Tasks, Schedule and Deliverables that are covered under this agreement.


-------------------------------------------------- ------------- ---------------- -----------------------------------
CGI TASKS:                                         Start         Finish           CGI Deliverables
-------------------------------------------------- ------------- ---------------- -----------------------------------
SUMMER MAINT. RELEASE
-------------------------------------------------- ------------- ---------------- -----------------------------------
 User Acceptance Testing and Deployment Support    07/1/96       07/12/96         Support includes Production
                                                   Est. Cost                      Builds, Install Software,
                                                   $[   ]                         Training, Load Balance Rollout
                                                                                  and support for Load Balance
                                                                                  Deployment.
-------------------------------------------------- ------------- ---------------- -----------------------------------
LOAD BALANCE
-------------------------------------------------- ------------- ---------------- -----------------------------------
 Design/prototype                                  7/01/96       7/26/96          Design activities will include
                                                   Est. Cost                      prototyping to minimize risks,
                                                   $[     ]                       validate design concepts, test
                                                                                  performance
-------------------------------------------------- ------------- ---------------- -----------------------------------
  Construction                                     7/29/96       9/6/96           Software development
                                                   Est. Cost
                                                   $[     ]
-------------------------------------------------- ------------- ---------------- -----------------------------------
  Integration Testing                              9/9/96        9/27/96          Testing Support
                                                   Est. Cost
                                                   $[    ]
-------------------------------------------------- ------------- ---------------- -----------------------------------
  System Testing                                   9/30/96       10/25/96         Testing Support
                                                   Est. Cost
                                                   $[     ]
-------------------------------------------------- ------------- ---------------- -----------------------------------
 User Acceptance Testing and Deployment Support    10/28/96      12/31/96         Support includes Production
                                                                                  Builds, Install Software,
                                                   Est. Cost                      Training, Load Balance Rollout
                                                   $[     ]                       and support for Load Balance
                                                                                  Deployment.
-------------------------------------------------- ------------- ---------------- -----------------------------------
Production Maintenance and On-going Support        7/1/96        12/31/96         Maintenance & Support includes:
                                                   Est. Cost                      Bug Tracking and Resolution,
                                                   $[    ]                        Emergency Builds,
                                                                                  Installation Support
-------------------------------------------------- ------------- ---------------- -----------------------------------


-------------------------------------------------- ------------- ---------------- -----------------------------------
CGI TASKS:                                         Start         Finish           CGI Deliverables
-------------------------------------------------- ------------- ---------------- -----------------------------------
VOICE OVER DATA
-------------------------------------------------- ------------- ---------------- -----------------------------------

   Develop Functional Specification                7/1/96        7/19/96          Functional Specification
                                                   Est. Cost
                                                   $[    ]
-------------------------------------------------- ------------- ---------------- -----------------------------------
   Develop Project Plan                            7/22/96       7/26/96          Project Plan
                                                   Est. Cost
                                                   $[   ]
-------------------------------------------------- ------------- ---------------- -----------------------------------
   Project Management/Software Engineering         7/1/96        12/31/96         Voice Over Data project
                                                   Est. Cost                      management and dedicated software
                                                   $[     ]                       engineering support
-------------------------------------------------- ------------- ---------------- -----------------------------------
Project End
-------------------------------------------------- ------------- ---------------- -----------------------------------

The following assumptions/dependencies were assumed in creating the above Work Plans/Schedules and changes in the assumptions/dependencies may effect the schedule, costs and deliverables listed in this agreement. CGI, when providing their monthly project status reports, will identify issues and jeopardies that are being caused by any of the following assumption/dependencies being violated, and jeopardies will indicate that, unless the situation is resolved, a change order to this agreement will have to be issued because of the schedule/cost impacts.

                    ASSUMPTIONS/DEPENDENCIES - LOAD BALANCE

1. The Development Environment: Sequent & HP machines, user ids, directory structure, SCM tools, database structures and DDL, some data population, desks, terminals, etc., must remain stable and available through out the development process.

2. Other modules/components not being developed/purchased by CGI must be in place and configured by September 9, 1996, for the start date for the Integration Testing. These include, but are not limited to: U S WEST VRU Scripting, the Physical Integration U S WEST Test Database with the Routing tables populated integration with all SYAD tool sets, and new voice scripts. It is assumed that Integration Testing will be done using the Development Environment.

3. The system can not be released to System Test until it passes the Integration Test (with zero critical problems) and it can not be released to Production without first passing System Test and the User Acceptance Testing.

4. User Acceptance Testing takes place in the System Test Environment. The development of the User Acceptance Test Plan and Criteria are the responsibility of U S WEST and the Clients.

5. The System Test Environment must be established and made available by U S WEST by September 27, 1996. Establishment of the Environment is the responsibility of the U S WEST System Test Group.


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6.   Test Plans, Environments, Scenarios and Test Data must be identified by
     U S WEST and in place by the start of the Integration (9/9/96), User Acceptance (10/28/96), and System Test (9/30/96) Phases. The Test Data and Scenarios are the responsibility of the U S WEST Clients but will be shared by CGI. The System Test Plan is the responsibility of the U S WEST System Test Group.

7. The dates for the final production builds for Load Balance is dependent on the dates that the U S WEST Project Manager sets for the start of each phases deployment, which may be sometime after the software has been accepted. CGI assumes that this date will be within two weeks after the software is accepted.

8.   Additional, specific CGI assumptions include:

     a) The detailed design and prototyping tasks need to be completed before the programming and unit testing tasks can begin.

     b) Formal technology transfer from CGI to U S WEST will be done in parallel to system and user acceptance testing and production support for the Releases.

9. The Customer Access Experience Scripts, if applicable, and associating routing data need to be specified for integration with the routing engine modules.

10.  *   The Account Activity Module is dependent upon extracts from Legacy
         Systems.  [               ]

         "*" THESE ROLES AND RESPONSIBILITIES WILL BE ADDRESSED IF TIME PERMITS IN ACCORDANCE WITH THE PROJECT SCHEDULE AND IF ALL REQUIRED RESOURCES ARE AVAILABLE. ALTHOUGH IT IS ASSUMED THE LOAD BALANCE AND VOICE OVER DATA DELIVERABLES ARE THE PRIMARY RESPONSIBILITY, IF TIME AND RESOURCES ARE AVAILABLE DURING THE CONTRACT PERIOD, THESE AREAS WILL BE PRIORITIZED BY U S WEST AND CGI EFFORTS WILL BE DIRECTED TOWARD THEM.

                   ASSUMPTIONS/DEPENDENCIES - VOICE OVER DATA

1. The existing prototype runs under the assumption that only one window is required that gets refreshed when the CCE goes into the ready state on their phone set and receives a new call. Upon receiving a new call, the window refreshes and displays the customer contact information. For the purposes of the Voice Over Data pilot, these same assumptions will remain the same.

2. Lucent (AT&T) must provide technical expertise on how the LINK II & III log stream can be passed to the Sun Sparc 1000 and what it contains.


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3.   Northern Telecom must provide technical expertise on how the Compucall log stream can be passed to the Sun Sparc 1000 and what it contains.

4. U S WEST must provide the development, test, and demonstration environment to build the Voice Over Data pilot. CGI assumes that only one environment will be needed.

5. U S WEST must provide the existing prototype software, so that it can be ported (if necessary) and extended to demonstrate more complete functionality.



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                                   EXHIBIT 4

                                  DELIVERABLES

The deliverables covered under this agreement are classified as Licensee Specific Technology. It is not intended that any new Generic Research Technology will be created in the course of this project.

The following are the deliverables covered under this agreement:

LOAD BALANCE

         SOFTWARE

         o     Routing Engine & SYAD Toolset Software - System Test Build

         o     Routing Engine & SYAD Toolset Software - User Acceptance Build

         o     Routing Engine & SYAD Toolset Software - Production Build

         o Routing Engine & SYAD Toolset Software - Emergency Builds (if required)

         SERVICES AND SUPPORT
         o     Client Demonstration

         o     Unit Testing

         o     Integration Testing

         o     Integration Testing Support

         o     System Testing Support

         o     User Acceptance Testing Support

         o     Installation Support

         o     System Administration Training Support

         o     System Support (Problem Tracking & Resolution - Bug Fixes)

         o     Technology Transfer to U S WEST

         o     Operational Support

         DOCUMENTATION

         o     Functional Specification

         o     Input/Review of System Admin Guide for Routing Engine

         o     Unit/Component Integration Test Plan for Routing Engine

         o     Input/Review to User Acceptance Test Plan

         o     Input/Review to System Test Plan

VOICE OVER DATA

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         SERVICES AND SUPPORT

         o     Project Management/Software Engineering

         DOCUMENTATION

         o     Functional Specification
         o     Project Plan

CGI will deliver one copy of each Deliverable to the appropriate U S WEST Project Manager along with a letter to be mutually signed by the parties, acknowledging delivery, receipt and acceptance of the Deliverable. If U S WEST does not sign and return the letter or provide a written list of the items that are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverable shall be deemed accepted.

In addition, CGI will provide U S WEST with status reports including tasks completed/delivered, issues (yellow status), and jeopardies (red status), as well as the hours expended by month and to date on specific task breakdowns. A monthly meeting between CGI and U S WEST will be held to review the project status and discuss any proposed changes, including functionality/scope changes that would necessitate a change order being written against this agreement.

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